Exhibit 10.39

FORM OF AMENDMENT NO. 2 TO CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT AND
CONVERTIBLE PROMISSORY NOTE

This Amendment No. 2 to Convertible Note and Warrant Purchase Agreement and Convertible Promissory Note (this “Amendment”) is entered into effective as of December [     ], 2008, by and between AVAX Technologies, Inc., a Delaware corporation (the “Company”), and each of the purchasers (the “Purchasers”) of the Company’s 6% Convertible Notes Due December 31, 2008 (the “Notes”) issued pursuant to that certain Convertible Note and Warrant Purchase Agreement, dated as of October 24, 2008, by and between the Company and the Purchasers, as amended by that certain Amendment to Convertible Note and Warrant Purchase Agreement, dated as of October 24, 2008 (the “Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

WHEREAS, the Purchase Agreement may be amended only by mutual written agreement of the Company and the Purchasers holding a majority of the principal amount of Notes issued under the Purchase Agreement and the Notes may be amended upon written consent of the Company and the holder of each of the Notes;

WHEREAS, the Company and the Purchasers desire to amend the Purchase Agreement and the Notes to extend the maturity date of the Notes to March 31, 2009.

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.	Amendment to Preamble of the Purchase Agreement. The preamble of the Purchase Agreement is hereby amended and restated in its entirety as follows:

AVAX Technologies, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions contained herein, to sell to the Purchasers listed on the signature pages hereto (individually, a “Purchaser” and collectively the “Purchasers”), up to $1,500,000 aggregate principal amount of the Company’s 6% Convertible Notes Due March 31, 2009 (individually, a “Note” and collectively, the “Notes”) and warrants to purchase up to 15,000,000 fully paid and non-assessable shares of common stock, par value $.004 per share, of the Company (the “Common Stock”) for $0.10 per share (individually a “Warrant” and collectively, the “Warrants”) pursuant to this Convertible Note and Warrant Purchase Agreement (the “Agreement”). The Notes will be convertible into shares of Common Stock or other securities of the Company, as more fully described therein.

The sale of the Notes and Warrants to the Purchasers will be made without registration of the Notes or Warrants under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon an exemption from the registration requirements of the Securities Act.

2.	Amendment to Preamble of the Convertible Promissory Note. The preamble of each of the Notes is hereby amended and restated in its entirety as follows:

AVAX TECHNOLOGIES, INC., a Delaware corporation (the “Company”), for value received, promises to pay to [_________] or registered assigns (the “Holder”), the principal sum of [______] Dollars $[____] on March 31, 2009, and interest (computed on the basis of a 365-day year) from the date hereof on the unpaid principal amount from time to time outstanding at the rate of six percent (6%) per annum, due and payable in arrears on the maturity date hereof, unless payment is required at an earlier date pursuant to the terms hereof. This Note is one of a series of similar Notes issued by the Company in the aggregate principal amount not to exceed $1,500,000.

3.	Effect of Amendment. Except as expressly modified by this Amendment, the Purchase Agreement and the Convertible Promissory Notes shall remain unmodified and in full force and effect.

4.
Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

5.
Counterparts. This Amendment may be executed in any number of counterparts and signatures delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS HEREOF, the parties hereto have executed this Amendment as of the date first written above.

COMPANY:

AVAX TECHNOLOGIES, INC.

By:
Name:

PURCHASERS:

Firebird Global Master Fund, Ltd.

By:
Name:

Rock Castle Ventures, L.P.

By:
Name:

JFE Hottinger & Co.

By:
Name:

Citibank

By:
Name:

R & H Trust Co.

By:
Name:

Park Place Capital

By:
Name:

Privatech Holding

By:
Name:

R&H Trust

By:
Name:

Yuichi Iwaki

Nicholas Oltamare Sudratasse

Francois R. Martelet

John K.A. Prendergast

Andrew W. Dahl

Carl Spana

Edson D. deCastro